UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2011

INDIGO INTERNATIONAL, CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171423	68-0680858
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Regus Continental Square, Rua Olimpíadas
205 - 4th Floor, Vila Olímpia,
São Paulo, Brazil 04551-000
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: 55 11 3728 9441

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ireneusz Nawrot’ resignation from our board of directors announced in our Current Report on Form 8-K dated October 31, 2011 and in our Schedule 14-F1 Information Statement dated November 1, 2011, is now effective as of November 14, 2011. Mr. Arouca is now our sole director and officer.

There was no disagreement between Mr. Nawrot and our company’s policies or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIGO INTERNATIONAL, CORP.

By:

/s/ Odelio R. Arouca
Odelio R. Arouca
CEO, CFO, Secretary, Treasurer and Director

Date: November 17, 2011